Exhibit 99.1

Cascade Corporation
Segment Information—Fiscal 2005
(in thousands)

Quarter ended April 30, 2004	North America	Europe	Asia Pacific	China	Eliminations	Total

Sales to unaffiliated customers	$50,594	$27,419	$10,186	$5,330	$—	$93,529
Transfers between areas	5,655	791	46	515	(7,007)	—
Net sales	$56,249	$28,210	$10,232	$5,845	$(7,007)	$93,529
Gross profit	$19,956	$6,187	$2,882	$2,351		$31,376
Selling and administrative	10,251	5,340	1,670	657		17,918
Amortization	36	96	—	8		140
Operating income (loss)	$9,669	$751	$1,212	$1,686		$13,318

Quarter ended July 31, 2004	North America	Europe	Asia Pacific	China	Eliminations	Total

Sales to unaffiliated customers	$49,028	$29,485	$9,137	$4,726	$—	$92,376
Transfers between areas	5,411	521	7	885	(6,824)	—
Net sales	$54,439	$30,006	$9,144	$5,611	$(6,824)	$92,376
Gross profit	$18,936	$5,829	$2,624	$1,962		$29,351
Selling and administrative	10,499	5,509	1,682	376		18,066
Amortization	35	126	—	6		167
Operating income (loss)	$8,402	$194	$942	$1,580		$11,118

Quarter ended October 31, 2004	North America	Europe	Asia Pacific	China	Eliminations	Total

Sales to unaffiliated customers	$53,898	$27,614	$9,853	$4,977	$—	$96,342
Transfers between areas	4,571	203	23	1,116	(5,913)	—
Net sales	$58,469	$27,817	$9,876	$6,093	$(5,913)	$96,342
Gross profit	$20,898	$5,135	$2,872	$1,979		$30,884
Selling and administrative	9,531	5,534	1,587	354		17,006
Amortization	30	126	—	6		162
Operating income (loss)	$11,337	$(525)	$1,285	$1,619		$13,716

Quarter ended January 31, 2005	North America	Europe	Asia Pacific	China	Eliminations	Total

Sales to unaffiliated customers	$55,033	$34,205	$9,919	$4,315	$—	$103,472
Transfers between areas	5,588	403	(48)	1,092	(7,035)	—
Net sales	$60,621	$34,608	$9,871	$5,407	$(7,035)	$103,472
Gross profit	$20,588	$6,478	$2,817	$1,688		$31,571
Selling and administrative	12,305	7,120	1,872	460		21,757
Amortization	44	137	—	8		189
Operating income (loss)	$8,239	$(779)	$945	$1,220		$9,625

Year ended January 31, 2005	North America	Europe	Asia Pacific	China	Eliminations	Total

Sales to unaffiliated customers	$208,553	$118,723	$39,095	$19,348	$—	$385,719
Transfers between areas	21,225	1,918	28	3,608	(26,779)	—
Net sales	$229,778	$120,641	$39,123	$22,956	$(26,779)	$385,719
Gross profit	$80,378	$23,629	$11,195	$7,980		$123,182
Selling and administrative	42,586	23,503	6,811	1,847		74,747
Amortization	145	485	—	28		658
Operating income (loss)	$37,647	$(359)	$4,384	$6,105		$47,777

Cascade Corporation
Segment Information—Fiscal 2006
(in thousands)

Quarter ended April 30, 2005	North America	Europe	Asia Pacific	China	Eliminations	Total

Sales to unaffiliated customers	$61,617	$36,704	$10,913	$5,281	$—	$114,515
Transfers between areas	6,090	685	91	1,210	(8,076)	—
Net sales	$67,707	$37,389	$11,004	$6,491	$(8,076)	$114,515
Gross profit	$23,992	$8,294	$3,151	$2,051		$37,488
Selling and administrative	10,428	5,515	1,750	397		18,090
Amortization	37	132	—	7		176
Operating income (loss)	$13,527	$2,647	$1,401	$1,647		$19,222

Quarter ended July 31, 2005	North America	Europe	Asia Pacific	China	Eliminations	Total

Sales to unaffiliated customers	$61,793	$35,297	$12,024	$5,852	$—	$114,966
Transfers between areas	5,382	881	82	1,429	(7,774)	—
Net sales	$67,175	$36,178	$12,106	$7,281	$(7,774)	$114,966
Gross profit	$24,063	$6,691	$3,478	$2,338		$36,570
Selling and administrative	10,896	5,384	1,961	687		18,928
Amortization	37	723	—	7		767
Operating income (loss)	$13,130	$584	$1,517	$1,644		$16,875

Quarter ended October 31, 2005	North America	Europe	Asia Pacific	China	Eliminations	Total

Sales to unaffiliated customers	$65,056	$29,786	$11,895	$5,862	$—	$112,599
Transfers between areas	5,749	534	2	1,593	(7,878)	—
Net sales	$70,805	$30,320	$11,897	$7,455	$(7,878)	$112,599
Gross profit	$26,429	$4,585	$3,250	$2,560		$36,824
Selling and administrative	11,392	5,336	1,955	604		19,287
Amortization	37	207	—	7		251
Operating income (loss)	$15,000	$(958)	$1,295	$1,949		$17,286

Quarter ended January 31, 2006	North America	Europe	Asia Pacific	China	Eliminations	Total

Sales to unaffiliated customers	$62,110	$30,426	$10,640	$5,247	$—	$108,423
Transfers between areas	5,240	516	2	1,420	(7,178)	—
Net sales	$67,350	$30,942	$10,642	$6,667	$(7,178)	$108,423
Gross profit	$23,383	$4,175	$2,515	$1,772		$31,845
Selling and administrative	11,961	6,263	2,018	817		21,059
Amortization	38	203	—	7		248
Operating income (loss)	$11,384	$(2,291)	$497	$948		$10,538

Year ended January 31, 2006	North America	Europe	Asia Pacific	China	Eliminations	Total

Sales to unaffiliated customers	$250,576	$132,213	$45,472	$22,242	$—	$450,503
Transfers between areas	22,461	2,616	177	5,652	(30,906)	—
Net sales	$273,037	$134,829	$45,649	$27,894	$(30,906)	$450,503
Gross profit	$97,867	$23,745	$12,394	$8,721		$142,727
Selling and administrative	44,677	22,498	7,684	2,505		77,364
Amortization	149	1,265	—	28		1,442
Operating income (loss)	$53,041	$(18)	$4,710	$6,188		$63,921